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                                   PLUMA, INC.

                             1995 STOCK OPTION PLAN

SECTION 1.        GENERAL PURPOSE OF THE PLAN: DEFINITIONS

         The name of the plan is the PLUMA, INC. 1995 Stock Option Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and directors of PLUMA, INC. (the "Company") together with independent contractors rendering services to the Company and employees of such independent contractors upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Affiliate" shall have the same meaning as defined in Rule 12b-2 under the Act.

         "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options and Nonqualified Stock Options.

         "Board" means the Board of Directors of the Company.

         "Cause" means and shall be limited to a vote of the Board of Directors resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or on the participant's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company.

         "Change of Control" is defined in Section 10.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Committee" means the Board or any Committee of the Board referred to in Section 2.

         "Disability" shall have the same meaning as given that term under the Company's long-term disability plan, as in effect from time to time.

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         "Disinterested Person" means an Independent Director who qualifies as such under Rule 16b- 3(c)(2)(i) promulgated under the Act, or any successor definition under the Act.

         "Effective Date" means the date on which the Plan is approved by shareholders as set forth in Section 12.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

         "Fair Market Value" on any given date means the value per share of the Company stock as of such date as appraised by Philpott, Ball & Company or other appraisers hired by the Company for the purpose of valuing Company stock shares.

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Independent Contractor" shall mean any person or other legal entity not considered an employee of the Company who renders services to the Company for compensation paid by the Company.

         "Independent Director" means a member of the Board who is not also an employee of the Company or Affiliate of the Company.

         "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Option" or "Stock Option" means any option to purchase Shares granted pursuant to Section 5.

         "Optionee" means any person who is granted an option.

         "Share" means one or more, respectively, of the Company's shares of common stock, par value $1.00 per share, subject to adjustments pursuant to
Section 3.

SECTION 2. ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

         (a) Committee. The Plan shall be administered by the Committee, which shall consist of not less than three members of the Board if the Committee is comprised of less than the entire Board, and each member of the Committee shall be a Disinterested Person after the date the Company closes any initial public offering of its shares pursuant to a registration statement filed with the United States Securities and Exchange Commission.

         (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

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                  (i) to select the officers, other employees (including
directors who are employees), independent directors and independent contractors of the Company, and employees of independent contractors of the Company, to whom Awards may be granted from time to time;

                  (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options and Nonqualified Stock Options, or any combination of the foregoing, granted to any one or more participants;

                  (iii) to determine the number of Shares to be covered by any Award;

                  (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

                  (v) to accelerate the exercisability or vesting of all or any portion of any Award;

                  (vi) subject to the provisions of Section 5(b)(iii), to extend the period in which Stock Options may be exercised;

                  (vii) to determine whether, to what extent, and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                  (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Awards (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.        SHARES AVAILABLE UNDER THE PLAN; MERGERS; SUBSTITUTIONS

         (a) Shares Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 350,000 Shares of the Company's common stock, of which 180,000 Shares shall be reserved and available for issuance pursuant to Incentive Stock Options as provided herein, and 170,000 Shares shall be reserved and available for issuance pursuant to Nonqualified Stock Option as provided herein. For purposes of this limitation, the Shares underlying any Awards which are forfeited, canceled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan so long as the participants to

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whom such Awards had been previously granted received no benefits of ownership of the underlying Shares to which the Award related. Subject to such overall limitation, Shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

         (b) Stock Dividends, Mergers, etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Shares, the Committee shall make appropriate adjustments in (i) the number and kind of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of stock or securities remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such stock or securities. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of Shares reserved for issuance under the Plan and the number and purchase price (if any) of Shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances) or take such other action as it may determine equitable in the circumstances and within the powers and authority granted to the Committee hereunder.

SECTION 4.        ELIGIBILITY

         Participants in the Plan may be Independent Contractors or employees of Independent Contractors, or full or part-time officers and other employees of the Company (including directors who are employees) and Independent Directors of the Company who are responsible for or contribute to the management, growth, or profitability of the Company and its subsidiaries and who are selected from time to time by the Committee, in its sole discretion.

SECTION 5.        STOCK OPTIONS

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Each Option granted under this Plan shall be evidenced by an Option Agreement, which shall be signed by an officer of the Company and by the participant and which shall contain such provisions, not inconsistent with the terms of this Plan, as may be approved by the Committee.

         (a) Types of Stock Options and Time Limit. Stock Options granted under the Plan may be either Incentive Stock Options or Nonqualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

         No Incentive Stock Option shall be granted under the Plan after ___________, 2005.

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         (b) Stock Options Granted to Employees, Officers, Directors,
Independent Directors and Independent Contractors and Employees of Independent Contractors. The Committee in its discretion may grant Stock Options to employees, including employees who are also officers and/or directors, directors who are not employees of the Company, Independent Contractors and employees of Independent Contractors. Stock Options granted pursuant to this Section 5(b) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option granted pursuant to this Section 5(b) shall be determined by the Committee at the time of grant but shall not be less than 100% of Fair Market Value on the date of grant. If a participant owns or is deemed to own [by reason of the attribution rules applicable under Section 424(d) of the code] more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such participant, the option price of such Incentive Stock Option shall not be less that 110% of Fair Market Value on the grant date.

                  (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted. If a participant owns or is deemed to own [by reason of the attribution rules of Section 424 (d) of the Code] more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such participant, the term of such Option shall be no more than five years from the date of grant.

                  (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An Optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods or by such other method as the Committee may allow:

                           (A) In cash, by certified or bank check or other
instrument acceptable to the Committee;

                           (B) By the Optionee delivering to the Company a
properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

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The delivery of certificates representing the Shares to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions or laws.

                  (v) Termination by Reason of Death. If any Optionee's employment by or contractual relationship with the Company terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the Optionee, for a period of six months (or such longer periods as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

                  (vi)     Termination by Reason of Disability.

                           (A) Any Stock Option held by an Optionee whose
employment by or contractual relationship with the Company has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of six months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                           (B) The Committee shall have sole authority and
discretion to determine whether a participant's employment has been terminated by reason of Disability.

                           (C) Except as otherwise provided by the Committee at
the time of grant, the death of an Optionee during a period provided in this
Section 5(b) (vi) for the exercise of a Nonqualified Stock Option, shall extend such period of six months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

                  (vii) Termination for Cause. If any Optionee's employment by or contractual relationship with the Company has been terminated for Cause, any Stock Option held by such Optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Stock Option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

                  (viii) Other Termination. Unless otherwise determined by the Committee, if an Optionee's employment by or contractual relationship with the Company terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable on the date of termination for six months (or such longer period as the Committee shall specify at any time) from the date of termination or until the expiration of the stated term of the Option, if earlier.

                  (ix) Annual Limit on Incentive Stock Options. To the extent required for "Incentive Stock Option" treatment under Section 422 of the Code, the aggregate Fair Market Value

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(determined as of the time of grant) of the Shares with respect to which
Incentive Stock Options granted under this Plan and any other plan of the Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

                  (x) Restrictions on Shares. Shares issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 6.        TAX WITHHOLDING

         Payment by Participant. Each participant in this Plan shall, no later than the date as of which the value of an Award of any Shares or other amounts received thereunder first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

SECTION 7.        TRANSFER, LEAVE OF ABSENCE, ETC.

         For purpose of this Plan, the following event shall not be deemed a termination of employment:

                  An approved leave of absence for military service or sickness, or for any other purposes approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 8.        AMENDMENTS AND TERMINATION

         The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the amended Award as if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any outstanding Award without the participant's consent. To the extent required by the Code to ensure that Options granted hereunder qualify as Incentive Stock Options, Plan amendments shall be subject to approval by the Company's shareholders.

SECTION 9.        STATUS OF PLAN

         With respect to the portion of any Award which has not been exercised and any payments in cash, shares or other consideration not received by a participant, a participant shall have no rights

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greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provisions of the foregoing sentence.

SECTION 10.       CHANGE OF CONTROL PROVISIONS

         Upon the occurrence of a Change of Control as defined in this Section
10:

         (a) Each outstanding Stock Option shall automatically become fully exercisable notwithstanding any provision to the contrary herein.

         (b) "Change of Control" shall mean the occurrence of any one of the following events:

                  (i) any "person," as such term is used in Section 13 (d) and 14 (d) of the Act (other than the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities"), or (B) the then outstanding Shares of the Company (in either such case other than as a result of acquisition of securities directly from the Company); or

                  (ii) persons who, as of ____________ _____, 1995, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to ___________ ____, 1995 whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

                  (iii) the shareholders of the Company shall approve (A) any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% of the voting shares of the corporation issuing cash and/or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other contemplated transfer (in one transaction or a series of transactions contemplated or arranged by a party as a single plan) of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company.

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         Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other Voting Securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 40% or more of the Shares then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 11.       GENERAL PROVISIONS

         (a) No Distribution: Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof.

                  No Shares shall be issued pursuant to an Award until all applicable legal requirements, if any, have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.

         (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

         (c) Other Compensation Arrangements: No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company nor upon any director, independent director, independent contractor or employee of an independent contractor any right to a continuing contractual relationship.

SECTION 12.       EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon approval by the holders of a majority of the Shares of the Company present or represented and entitled to vote at a meeting of shareholders. Subject to such approval by the shareholders, and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.

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SECTION 13.       GOVERNING LAW

         This Plan shall be governed by North Carolina law except to the extent such law is preempted by federal law.

SECTION 14.       CONFORMITY TO SECURITIES LAWS

         After the completion by the Company of any initial public offering of its Shares pursuant to a registration statement filed with the United States Securities and Exchange Commission, this Plan is intended to conform to the extent necessary with all provisions of the Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


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